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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                              -------------------


                                    FORM 8-K

                            CURRENT REPORT PURSUANT

                         TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported        June 23, 1997
                                                -------------------------------

      Protection One, Inc.                Protection One Alarm Monitoring, Inc.
------------------------------------     ---------------------------------------
   (Exact Name of Registrant                   (Exact Name of Registrant
    as Specified in Charter)                    as Specified in Charter)

           Delaware                                     Delaware
------------------------------------     ---------------------------------------
       (State or Other                              (State or Other
  Jurisdiction of Incorporation               Jurisdiction of Incorporation

           0-247802                                    33-73002-01
------------------------------------     ---------------------------------------
    (Commission File Number)                     (Commission File Number)

          93-1063818                                  93-1065479
------------------------------------     ---------------------------------------
(I.R.S. Employer Identification No.)     (I.R.S. Employer Identification No.)

     6011 Bristol Parkway,                         6011 Bristol Parkway,
 Culver City, California 90230                Culver City, California 90230
------------------------------------     ---------------------------------------
 (Address of Principal Executive              (Address of Principal Executive
  Offices, including Zip Code)                 Offices, including Zip Code)

         (310) 338-6930                              (310) 338-6930
------------------------------------     ---------------------------------------
  (Registrant's Telephone Number,             Registrant's Telephone Number,
      Including Area Code)                         Including Area Code)

               N/A                                        N/A
------------------------------------     ---------------------------------------
  (Former Name or Former Address,            (Former Name or Former Address,
   if Changed Since Last Report               if Changed Since Last Report

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ITEM 5.   OTHER EVENTS.

          On June 23, 1997, the Registrants issued a press release concerning an agreement entered into with Southwestern Bell Telephone Co. A copy of such release is filed as an exhibit to this report, and the text of such press release is incorporated herein by this reference.





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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 PROTECTION ONE, INC.
                                 PROTECTION ONE ALARM MONITORING, INC.



June 23, 1997                    By: /s/ John W. Hesse
                                    -------------------------------------
                                    John W. Hesse
                                    Executive Vice President
                                    and Chief Financial Officer



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                                 EXHIBIT INDEX



Exhibit No.             Description of Exhibit
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   99.1                 Press release issued by Protection One, Inc. and
                        Protection One Alarm Monitoring, Inc. on June 23, 1997